UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2008

ALLIANCE  IMAGING,  INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-16609	33-0239910
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1900 S. State College Blvd., Suite 600

Anaheim, CA 92806

(Address of principal executive offices, including zip code)

(714) 688-7100

(Registrant’s telephone number, including area code)

Not Applicable

(Former address of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a – 12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02:  Results of Operations and Financial Condition

On April 30, 2008, Alliance Imaging, Inc. (the “Company”) issued a press release announcing certain matters relating to its results for completed fiscal periods.  A copy of the Company’s press release is furnished as Exhibit 99.1 hereto.

Item 9.01:	Financial Statements, Pro Forma Financial Information and Exhibits

(d)	Exhibits

The following exhibits are filed with this Form 8-K:

	99.1	Press Release dated April 30, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 30, 2008	/s/ Howard K. Aihara
	Name:	Howard K. Aihara
	Title:	Executive Vice President
and Chief Financial Officer

Exhibit Index

Exhibit 99.1    Press Release dated April 30, 2008.